Confidential Treatment Requested by Capital Trust, Inc.

Execution Copy

AMENDMENT NO. 2 TO
AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 2 TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT, dated as of December 29, 2011 (this “Amendment”), by and among CT LEGACY CAYMAN, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands and CT LEGACY JPM SPV, LLC, a Delaware limited liability company, as sellers (collectively, the “Sellers”), CT LEGACY ASSET, LLC, a Delaware limited liability company (the “Guarantor”) and JPMORGAN CHASE BANK, N.A., as buyer (“Buyer”).  Capitalized terms used but not otherwise defined herein shall have the meanings specified therefor in the Existing Repurchase Agreement (as defined below).

RECITALS

WHEREAS, the Sellers and the Buyer are parties to that certain Amended and Restated Master Repurchase Agreement, dated as of March 31, 2011 as amended by that certain Joinder No. 1 and Amendment No. 1 to Amended And Restated Master Repurchase Agreement, dated September 30, 2011 (as amended, modified, supplemented or extended from time to time, the “Existing Repurchase Agreement” and as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”);

WHEREAS, the Sellers and the Buyer have agreed, subject to the terms and conditions hereof, that the Existing Repurchase Agreement shall be amended as set forth in this Amendment;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Sellers and the Buyer agree as follows:

SECTION 1.  Amendment to Master Repurchase Agreement.  Article 9 of the Existing Repurchase Agreement is hereby amended by deleting Articles 9(l), (m) and (n) in their entirety and inserting in lieu thereof the following:

“(l)           from and after December 15, 2011, and through and including December 14, 2012, permit the aggregate Repurchase Price of all Purchased Assets under this Agreement plus the aggregate repurchase price of all purchased assets related to the JPMCF Repurchase Agreement to exceed an amount equal to $110,000,000;

(m)           from and after December 15, 2012, and through and including December 14, 2013, permit the aggregate Repurchase Price of all Purchased Assets under this Agreement plus the aggregate repurchase price of all purchased assets related to the JPMCF Repurchase Agreement to exceed an amount equal to $65,000,000;

(n)           from and after December 15, 2013, and through and including December 14, 2014, permit the aggregate Repurchase Price of all Purchased Assets under this Agreement plus the aggregate repurchase price of all purchased assets related to the JPMCF Repurchase Agreement to exceed an amount equal to $30,000,000;”

SECTION 2.  Other Agreements.  Buyer hereby consents to: (i) CT Legacy JPM SPV, LLC (“Legacy”) transferring to CT Legacy Cayman, Ltd. ("Cayman") that certain purchased asset related to the JPMCF Repurchase Agreement referred to as [***] (the "[***] Participation Asset") and Cayman thereupon selling, assigning and conveying to JPMCF all of its right, title and interest in, to and under the [***] Participation Asset, as more particularly described in that certain Joinder No. 1 and Amendment No. 1 to Amended and Restated Master Purchase Agreement relating to the JPMCF Repurchase Agreement, dated as of the date hereof, including but not limited to Cayman granting JPMCF a back-up security interest in the [***] Participation Asset and (ii) Cayman amending and restating its Memorandum and Articles of Association, as of the date hereof, to reflect the transfer by Legacy to Cayman of the [***] Participation Asset.

SECTION 3.  Conditions Precedent.  This Amendment shall become effective on the date (the “Amendment Effective Date”) on which (1) all the representations and warranties made by Sellers in this Amendment are true and correct and (2) Buyer shall have received:

(a)      this Amendment, executed and delivered by a duly authorized officer of each of Sellers and Buyer; and

(b)      for the account of Buyer, payment and reimbursement for all of Buyer’s corresponding costs and expenses incurred in connection with this Amendment, all prior amendments and modifications to the Repurchase Agreement, any other documents prepared in connection herewith and therewith and the transactions contemplated hereby and thereby.

SECTION 4.  Representations and Warranties.  On and as of the date first above written, each of Sellers hereby represents and warrants to Buyer that (a) it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Agreement has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Article 10 of the Repurchase Agreement are true and correct in all material respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all material respects as of such other date).

SECTION 5.  Limited Effect.  Except as expressly amended and modified by this Amendment, the Existing Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the Amendment Effective Date, all references in the Repurchase Agreement to the “Transaction Documents” shall be deemed to include, in any event, this Amendment.  Each reference to Repurchase Agreement in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended hereby.

SECTION 6.  Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SECTION 7.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
SELLERS: CT LEGACY JPM SPV, LLC, a Delaware limited liability

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

CT LEGACY CAYMAN, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

GUARANTOR: CT LEGACY ASSET, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
Name: Douglas Armer
Title: Director

Signature Page to Amendment No. 2 to JPMCB Amended and Restated Master Repurchase Agreement

JPMORGAN CHASE BANK, N.A., as Buyer

By:	/s/ Jonathan M. Strain
Name: Jonathan M. Strain
Title: Managing Director

Signature Page to Amendment No. 2 to JPMCB Amended and Restated Master Repurchase Agreement